Exhibit 99.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is entered into as of June     , 2002, by and among SMART & FINAL INC., a Delaware corporation (the “Borrower”), the Guarantors listed on the signature pages hereof, the financial institutions and other entities party hereto (the “Lenders”) and BNP PARIBAS, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A.    The Borrower, the Lenders, the Administrative Agent, Harris Trust & Savings Bank, as syndication agent, and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as documentation agent, are parties to that certain Credit Agreement dated as of November 30, 200l (as amended to date, the “Credit Agreement”). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

B.    The Borrower, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as provided hereinbelow.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.  Section References.    Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

Section 2.  Amendment to Section 6.03 (Reporting Requirements).    Section 6.03(a) is hereby amended by deleting the words “Quarterly, within 10 Business Days after the last Business day of each fiscal quarter of the Borrower and at any other time requested by the Administrative Agent” and replacing them with “Quarterly, within 30 days after the last Business Day of each of the first three fiscal quarters of the Borrower, within 30 days after the last Business Day of the fourth fiscal quarter of the Borrower and at any other time requested by the Administrative Agent”.

Section 3.  Amendment to Section 6.04 (Financial Covenants).    Section 6.04 is hereby amended to read in its entirety as follows:

Section 6.04.  Financial Covenants.    So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

(a)  Net Worth.    Maintain at all times a Consolidated Net Worth of not less than the sum of (i) $260,000,000, plus (ii) 50% of positive cumulative Consolidated Net Income for any fiscal quarter of the Borrower ending after the fiscal quarter ending October 8, 200l (but without any deduction for any period in which

Consolidated Net Income is a negative number) plus (iii) 100% of the amount of all cash proceeds of any equity issuances by the Borrower or any of its Subsidiaries after the date hereof.

(b)  Senior Leverage Ratio.    Not permit the Senior Leverage Ratio at the end of the fiscal quarters of the Borrower set forth below to exceed the correlative ratio indicated:

Fiscal Quarter	Senior Leverage Ratio
Fourth Quarter 2001	3.25 to 1.0
First Quarter 2002	3.25 to 1.0
Second Quarter 2002	3.50 to 1.0
Third Quarter 2002	3.50 to 1.0
Fourth Quarter 2002	3.25 to 1.0
First Quarter 2003	3.25 to 1.0
Second Quarter 2003	3.00 to 1.0
Third Quarter 2003	3.00 to 1.0
Fourth Quarter 2003	3.00 to 1.0
First Quarter 2004	2.75 to 1.0
Second Quarter 2004	2.75 to 1.0
Third Quarter 2004	2.75 to 1.0

(c)  Adjusted Leverage Ratio.    Not permit the Adjusted Leverage Ratio at the end of the fiscal quarters of the Borrower set forth below to exceed the correlative ratio indicated:

Fiscal Quarter	Leverage Ratio
Fourth Quarter 2001	4.50 to 1.0
First Quarter 2002	4.60 to 1.0
Second Quarter 2002	4.80 to 1.0
Third Quarter 2002	4.75 to 1.0
Fourth Quarter 2002	4.70 to 1.0
First Quarter 2003	4.50 to 1.0
Second Quarter 2003	4.50 to 1.0
Third Quarter 2003	4.50 to 1.0
Fourth Quarter 2003	4.25 to 1.0
First Quarter 2004	4.25 to 1.0
Second Quarter 2004	4.25 to 1.0
Third Quarter 2004	4.25 to 1.0

(d)  Fixed Charge Coverage Ratio.    Not permit the Fixed Charge Coverage Ratio at the end of the fiscal quarters of the Borrower set forth below to be less than the correlative ratio indicated:

Fiscal Quarter	Fixed Charge Coverage Ratio
Fourth Quarter 2001	2.00 to 1.0
First Quarter 2002	1.85 to 1.0
Second Quarter 2002	1.85 to 1.0
Third Quarter 2002	1.85 to 1.0
Fourth Quarter 2002	1.85 to 1.0
First Quarter 2003	1.95 to 1.0
Second Quarter 2003	1.95 to 1.0
Third Quarter 2003	1.95 to 1.0
Fourth Quarter 2003	1.95 to 1.0
First Quarter 2004	1.95 to 1.0
Second Quarter 2004	1.95 to 1.0
Third Quarter 2004	1.95 to 1.0

(e)  Capital Expenditures.

(i)  Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries to exceed $50,000,000 during each of the Fiscal Years ending December 29, 2002 and December 28, 2003, respectively, and $55,000,000 during the Fiscal Year ending January 1, 2005 (such amount, for each such Fiscal Year, the “Maximum Expenditure Amount”), provided that the Maximum Expenditure Amount for any Fiscal Year, beginning with the Fiscal Year ending December 28, 2003, shall be increased by an amount equal to the excess, if any, of the Maximum Expenditure Amount for the previous year (without giving effect to any previous adjustment made in accordance with this proviso) over the actual amount of Capital Expenditures made during such previous Fiscal Year, but in no event shall such increase exceed $10,000,000.

(ii)  Not make, or permit Port Stockton Food Distributors, Inc. to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by or on behalf of Port Stockton Food Distributors, Inc. to exceed $2,500,000 during the Fiscal Year ending December 29, 2002.

(f)  Maximum EBIT Loss. Not report, or permit Port Stockton Food Distributors, Inc. to report, an operating loss (before interest and taxes) of more than $8,500,000 for the Fiscal Year ending December 29, 2002.

Section 4.  Waiver of Defaults Resulting from Restatement.    The Lenders hereby waive any Default or Event of Default which may have occurred in connection with (i) the Borrower’s failure to comply with Section 6.04 for the fiscal quarter of the Borrower ending in December 2001, (ii) the material inaccuracy of any representations and warranties made by the Borrower and (iii) the material inaccuracy of any statements made in any officer’s certificates delivered by the Borrower, in each case as a result of the restatement of the Borrower’s annual financial statements for the 2001 Fiscal Year, substantially in accordance with the draft of such restated annual financial statements delivered to the Administrative Agent under the Borrower’s letter dated May 24, 2002.

Section 5.  Conditions Precedent.    The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a)  The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

(i)  Amendment Documents.    This Amendment and any other instrument, document or certificate required by the Administrative Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the “Amendment Documents”);

(ii)  Consent of Required Lenders.    The written consent of the Required Lenders to this Amendment;

(iii)  Amendment to Synthetic Lease Documents.    Evidence that the financial covenants contained in the Synthetic Lease Documents have been amended in the same manner as set forth in this Amendment;

(iv)  Additiona1 Information.    Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b)  Each of the Lenders consenting to this Amendment shall have received an amendment fee of 0.25% of its Commitment.

(c)  The representations and warranties contained herein and in the Credit Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(d)  All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent.

(e)  No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.

Section 6.  Representations and Warranties.    The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower’s certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

Section 7.  Survival of Representations and Warranties.    All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 8.  Reference to Agreement.    Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

Section 9.  Costs and Expenses.    The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 10.  Governing Law.    THlS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

Section 11.  Execution.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12.  Limited Effect.    This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement, and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

Section 13.  Ratification By Guarantors.    Each of the Guarantors hereby agrees to this Amendment and acknowledges that such Guarantor’s Guaranty shall remain in full force and effect without modification thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SMART & FINAL INC., as Borrower

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley
Senior Vice President & CFO

AMERICAN FOODSERVICE DISTRIBUTORS

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley
Senior Vice President

By:
Name
Title

SMART & FINAL STORES CORPORATION

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley
Senior Vice President

By:
Name
Title

SMART & FINAL OREGON, INC.

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley Senior Vice President

By:	Name Title

PORT STOCKTON FOOD DISTRIBUTORS, INC.

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley Senior Vice President

By:	Name Title
HENRY LEE COMPANY

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley Senior Vice President

By:	Name Title

AMERIFOODS TRADING COMPANY

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley Senior Vice President

By:
Name Title

CASINO FROZEN FOODS, INC.

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley Senior Vice President

By:
Name Title
FOODSEVICESPECIALISTS.COM, INC.

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley Senior Vice President

By:
Name Title

OKUN PRODUCE INTERNATIONAL, INC.

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley
Senior Vice President

By:
Name
Title

HL HOLDING CORPORATION

By:	/s/ RICHARD N. PHEGLEY
Richard N. Phegley
Senior Vice President

By:
Name
Title

BNP PARIBAS as Administrative Agent and a Lender

By:	/s/ SEAN T. CONLON
Sean T. Conlon
Managing Director

By:	/s/ FREDERIQUE MERHAUT
Frederique Merhaut
Director

HARRIS TRUST & SAVINGS BANK

By:	/s/ C. SCOTT PLACE
C. Scott Place
Vice President

COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ BRADFORD F. SCOTT
Bradford F. Scott
Executive Director

By:	/s/ EDWARD J. PEYSER
Edward J. Peyser
Managing Director

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ ERIC DULOT
Eric Dulot
Vice President

By:	/s/ ERIC LONGUET
Eric Longuet
Vice President

COBANK, ACB

By:	/s/ S. RICHARD DILL
S. Richard Dill
Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ PETER THOMPSON
Peter Thompson
Vice President

U.S. BANK NATIONAL ASSOCIATION

By:
Name
Title

NATEXIS BANQUE-BFCE

By:	/s/ PIETER J. VANTULDER
Pieter J. VanTulder
Vice Pres. & Manager Meltinational Group

By:	/s/ CHRISTINE DIRRINGER
Christine Dirringer
Vice President

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:	/s/ STEVE GOETSCHIUS
Steve Goetschius
Senior Vice Pres.

CITY NATIONAL BANK

By:	/s/ CATHERINE ABE
Catherine Abe
Vice President

RZB FINANCE LLC

By:	/s/ JOHN A. VALISKA
John A. Valiska
Group Vice Pres.

By:	/s/ PEARL GEFFERS
Pearl Geffers
First Vice Pres.

UNITED CALIFORNIA BANK

By:	/s/ CHUCK WEERASOORIYA, CFA
Chuck Weerasooriya, CFA
Vice President

PREFERRED BANK

By:
Name
Title

BANK LEUMI USA

By:	/s/ JACQUES V. DELVOYE
Jacques V. Delvoye
Vice President